LORD ABBETT SERIES FUND

Growth and Income Portfolio

Supplement dated July 3, 2014 to the

Prospectus dated May 1, 2014

The following table replaces the table in the subsection under “Management – Portfolio Managers” on page 6 of the prospectus:

Portfolio Manager.

Portfolio Manager/Title	Member of the Investment Management Team Since
Sean J. Aurigemma, Portfolio Manager	2010

The following replaces the second paragraph under “Management and Organization of the Funds – Portfolio Managers” on page 11 of the prospectus:

Sean J. Aurigemma, Portfolio Manager, heads the team and is primarily responsible for the day-to-day management of the Fund. Mr. Aurigemma joined Lord Abbett in 2007 and has been a member of the team since 2010.

Please retain this document for your future reference.